Prospectus supplement dated May 31, 2019
to the following prospectus(es):
The Achievement and The Educator dated May 1, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective June 3, 2019, the name of the investment option(s) are updated as indicated below:
CURRENT NAME	UPDATED NAME
Dreyfus Investment Portfolios – Small Cap Stock Index Portfolio	BNY Mellon Investment Portfolios – Small Cap Stock Index Portfolio
Dreyfus Stock Index Fund, Inc.	BNY Mellon Stock Index Fund, Inc.
Dreyfus Variable Investment Fund – International Value Portfolio	BNY Mellon Variable Investment Fund – International Value Portfolio
The Dreyfus Sustainable U.S. Equity Fund, Inc.	BNY Mellon Sustainable U.S. Equity Fund, Inc.
As of the effective date, the Investment Advisor is changed to BNY Mellon Investment Management.
PROS-2019-275
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